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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: July 12, 2004
--------------------------------
(Date of earliest event reported)


                    Banc of America Commercial Mortgage Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      333-89322                56-1950039
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina       28255
----------------------------------------------------------------     ----------
        (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (704) 386-2400



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ITEM 5. OTHER EVENTS.

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC ("BAS") on behalf of Bear Stearns & Co. Inc., ("Bear Stearns"), and Goldman, Sachs & Co. ("Goldman Sachs") and which are hereby filed pursuant to the Kidder Letter.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c) Exhibits

Exhibit 99   Computational Material.






                                       2

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                     BANC OF AMERICA COMMERCIAL MORTGAGE INC.



                                     By: /s/ Nidhi Kapila
                                         -----------------------------
                                         Name:  Nidhi Kapila
                                         Title: Vice President

Date: July 12, 2004








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                                  Exhibit Index


Item 601(a) of
Regulation S-K                                                    Paper (P) or
  Exhibit No.       Description                                   Electronic (E)
---------------     -----------                                   --------------
     99             Computational Materials prepared by BAS,            P
                    Bear Stearns, and Goldman Sachs, in
                    connection with Banc of America
                    Commercial Mortgage Inc., Commercial
                    Mortgage Pass-Through Certificates,
                    Series 2004-3